CABINET GROW®
THE STANDARD IN HOME GROWING

DATA DRIVEN HORTICULTURE PRODUCTS & TECHNOLOGY

OTCQB: CBNT

Investor Presentation October 2015

SAFE HARBOR

This presentation contains "forward-looking statements" which are not purely historical and include statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects. These forward-looking statements are made as of the date presented, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained herein are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our reports filed with the Securities and Exchange Commission.

For more information, please visit www.sec.gov



OUR STORY

Opportunity Knocks

- Cultivation segment not focused on home grower
- Founder dissatisfied with competing product
- Partner with co-founder to develop better product
- First prototype success in 2010
- Storefront & fabrication shop opens in Irvine 2011



OUR JOURNEY
BEGINS
2008
A BRIGHT IDEA
Sam decides to grow his own medication at home
2009
BUMMED OUT
Sam drops $5K on a gimmick that doesn't grow as advertised.
2010
IF YOU BUILD IT...
Sam partners up with Matt to build a system that works in his garage.
2011
SHOP
NEW DIGGS
Sam and Matt decide to open a storefront.
2013
CABINET GROW
THE NEW GUYS
Custom cabinets are a hit, sales roll in, and a company is born.
2014
OTC MARKETS:CBNT
Cabinet Grow officially goes public.
THE FUTURE
THE ROAD AHEAD
Striving for NASDAQ
CABINETGROW.COM - 888.544.9376

OUR MISSION


LIL'HOOD

Simple & Sustainable Cultivation Technology

- Deliver products that exceed expectations
- Culture of Retention & Service
- Commitment to market education
- Perpetual product development

OUR TEAM

Sam May, Chief Executive Officer

- Co-Founder
- Seasoned Entrepreneur
- Sales, marketing and technology development expertise

Matt Lee, Chief Operation Officer

- Co-Founder
- Extensive brand acquisition, marketing and operations experience

Barry Hollander, Chief Financial Officer

- Led company through “going public” process
- Financial reporting responsibility
- 15 years public company leadership

Ian Subel, Director of Business Development

- Managing director and founder of Fogel Capital Partners, a corporate finance and advisory firm
- M&A, corporate finance and new business development responsibilities

OUR PRODUCTS

Just Add Seed and Water

Starting at $799


HARVEST
UP TO
3 OUNCES
4 HARVESTS
PER YEAR

MEDICAB MICRO


HARVEST
UP TO
8 OUNCES
5 HARVESTS
PER YEAR

YIELDER MAX


HARVEST
UP TO
18 OUNCES
5 HARVESTS
PER YEAR

EARTH CAB PRO

FLIP LED® GROW LIGHTS

Available in 360 watt or 720 watt

Starting at $659



FLiP

EVIDENCE OF EXECUTION

- 3 Consecutive STASH Awards
- $1.32M capital raised
- Public via S-1 registration statement
- Scaled facility & infrastructure
- Sustained growth



Revenue $
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
YTD
2012
2013
2014
2015 *

- *As of September 30 2015*
- *Represents 36% growth over same period 2014*



HIGH TIMES
2014 S.T.A.S.H AWARD
WINNER
HIGH TIMES
2015 S.T.A.S.H AWARD
WINNER
HIGH TIMES
2013 S.T.A.S.H AWARD
WINNER

MARKET SOLUTIONS

Truth **Syrum** for Market Education

- Syrum Inc. is a wholly owned subsidiary formed August 2015
- Significant reduction in customer acquisition and retention costs
- CWCBE / CFN media engagement

CFN Media Group


Sam May
Cabinet Grow - CEO

THE NEXT CHALLENGE

…there's a **tremendous need for evidence-based guidance** on medical marijuana, and I can tell you from speaking both **nationally and internationally that physicians and patients alike** are clamoring for practical advice…

Kevin P. Hill, MD, MHS

Assistant Professor of Psychiatry
Harvard Medical School

Director of the Substance Abuse Consultation Service
McLean Hospital in Belmont, Massachusetts

DATA DRIVEN STRATEGY

Rational Approach to Cannabis

- Automated optimization
- Fact based education
- Services and subscriptions driven by usage data



COMING SOON

Internet of Things (IoT)

- Mobile application to manage systems
- Automated optimization
- Sensor system & smart controller
- Including NDVI
- Standardized social data sharing



Sensor Module


1:18 PM
Chamber #1
LIVE FEED
PLANTS
ENVIRONMENT
STRAINS
Sour Bubble
Kosher Kush
+ ADD A STRAIN
STAGE IN GROW CYCLE
Week 5 Bloom
1:18 PM
My Cabinet
ON
50%
78°
VIEW FULL DETAILS
1:18 PM
Chamber #1
PLANTS
ENVIRONMENT
TEMPERATURE
Set to 78°
CHANGE SET POINTS
LIGHT CYCLE
FLOWERING
"ON" TIME: 9:00PM

COMING SOON

Community Gardens

- Scalable, Sustainable, Stackable
- Compliance in multiple markets
- Lower price to enter the market
- Financing & leasing





LET'S GROW TOGETHER

CABINET GROW®
THE STANDARD IN HOME GROWING

Pick & Shovel Cannabis Company

- Management experienced & diverse
- Scalable foundation
- $10M run rate by Q4 2016
    - Organic growth
    - Joint ventures
    - Mergers & Acquisitions